UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 22, 2003

Date of Report (Date of earliest event reported)

Commission File Number 0-1088

KELLY SERVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	38-1510762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of principal executive offices)

(Zip Code)

(248) 362-4444

(Registrant’s telephone number, including area code)

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Item 7.	Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated July 22, 2003.

Item 9.	Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

The following information is being furnished under Item 12 of Form 8-K “Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

Kelly Services, Inc. today released financial information containing highlighted financial data for the three-month and six-month periods ended June 29, 2003. A copy of the press release is attached as exhibit 99.1 herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KELLY SERVICES, INC.

Date: July 22, 2003

/s/ WILLIAM K. GERBER
William K. Gerber
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 22, 2003

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